UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7618

Weitz Partners, Inc.
(Exact name of registrant as specified in charter)

Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
Weitz Partners, Inc.
Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-402-391-1980

Date of fiscal year end: March 31

Date of reporting period: March 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

WEITZ PARTNERS, INC.

Partners Value Fund

ANNUAL
REPORT

March 31, 2004

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WPVLX

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Historical Performance Information

The table below gives a long-term perspective of the Partners Value Fund (the “Fund”) and its predecessor, Weitz Partners II–Limited Partnership (the “Predecessor Partnership”). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended March 31, 2004, calculated in accordance with SEC standardized formulas.

Period Ended	Partners II*	S&P 500	Period Ended	Partners Value	S&P 500

12/31/83†	9.9%	4.2%	12/31/94	–9.0%	1.3%
12/31/84	14.5	6.3	12/31/95	38.7	37.5
12/31/85	40.7	31.7	12/31/96	19.2	22.9
12/31/86	11.1	18.7	12/31/97	40.6	33.4
12/31/87	4.3	5.3	12/31/98	29.1	28.6
12/31/88	14.9	16.5	12/31/99	22.1	21.0
12/31/89	20.3	31.6	12/31/00	21.1	–9.1
12/31/90	–6.3	–3.1	12/31/01	–0.9	–11.8
12/31/91	28.1	30.2	12/31/02	–17.0	–22.1
12/31/92	15.1	7.6	12/31/03	25.4	28.7
12/31/93	23.0	10.1	3/31/04††	4.8	1.7
			Cumulative	2,001.5	1,112.5

			Average Annual Compound Return (Since inception June 1, 1983)	15.7	12.7

The Fund’s average annual total return for the one, five and ten year periods ended March 31, 2004 was 37.4%, 8.1% and 16.8%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*

The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

†	Return is for the period 6/1/83 through 12/31/83

††	Return is for the period 1/1/04 through 3/31/04

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND

The chart below depicts the change in the value of a $25,000 investment in the Fund for the period March 31, 1994 through March 31, 2004, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. As indicated, $25,000 originally invested in the Fund on March 31, 1994, would have been valued at $117,825 on March 31, 2004.

Average Annual Total Returns

	1-Year	5-Year	10-Year

Partners Value Fund	37.4%	8.1%	16.8%
Standard & Poor’s 500 Index	35.1%	-1.2%	11.7%

The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
March 31, 2004 - Annual Report

April 12, 2004

Dear Fellow Shareholder:

          I am happy to report that we had a good March quarter and a very good fiscal year (ended 3/31/04). For the quarter, the Partners Value Fund’s total return (after expenses) was +4.8% vs. +1.7% for the S&P 500. For the year ended March 31, the Fund rose +37.4% vs. +35.1% for the S&P.

          The table below shows longer-term investment results for the Partners Value Fund*, the S&P 500 (larger companies), the Russell 2000 (smaller companies), the Nasdaq Composite (a proxy for technology stocks), and our peer group of mutual funds (according to Lipper Analytical Services). It also shows Fund and S&P results for the fifteen-year period split between the eleven bull market years and the four years following the market peak.

	Average Annual Total Returns**

	1-Year	3-Year	5-Year	10-Year	15-Year

Partners Value Fund*	37.4%	3.0%	8.1%	16.8%	15.2%
S&P 500	35.1	0.6	-1.2	11.7	11.8
Russell 2000	63.8	10.9	9.7	10.4	N.A.
Nasdaq Composite	49.4	3.1	-3.8	10.4	11.2
Average Growth and Income Fund	36.1	1.6	2.1	10.5	N.A.

	Pre-Market Top 4/01/89 – 3/31/00	Post-Market Top 4/01/00 – 3/31/04	Full 15-Year Period 4/01/89 – 3/31/04

Partners Value Fund*	18.2%	7.4%	15.2%
S&P 500	18.8	-5.5	11.8

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*

The Fund succeeded to substantially all of the assets of Weitz Partners II Limited Partnership (the “Partnership”) as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies and restrictions are materially equivalent to those of the Partnership. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

**

All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 10 and 15-year Nasdaq numbers for which reinvestment of dividend information was not available).

          In the bull market period, we generally held our own, under-performing the S&P by slightly less than our expenses. After the peak, we earned good, positive returns while the S&P declined. The overall result is an additional 3.4% per year, after expenses, for the full fifteen-year period. While 3.4% per year may not sound significant, our cumulative return (after expenses) for the fifteen years was +736.5% vs. +433.9% for the S&P. It has always seemed logical that our price-sensitive investment approach and propensity to hold cash reserves would serve us better in difficult markets than in speculative ones, and this table seems to support that idea. Since current market conditions seem very difficult, we are hoping that this pattern holds.

Fund Structure Simplification

          Thank you very much for taking the time to send us your proxies. All of the proposals passed and now all six of our Funds are part of one Delaware statutory trust. This simplification of the structure had no impact on the individual Fund portfolios, managers, or investment results, but the efficiencies created in accounting, clerical and compliance areas should be substantial.

          You may also notice some cosmetic changes. All six of the Funds are now included in a single prospectus and we are considering creating one quarterly report that will cover all of the Funds.

Portfolio Review

          In this annual report, we thought we would experiment with giving shareholders a little more statistical information than usual. We always discuss our most important holdings and the stocks which have made the greatest impact on the portfolio, but this time we will show a series of tables that might help make the information clearer.

Top 10 Portfolio Holdings

Beginning of Year—3/31/03		End of Year—3/31/04

Liberty Media	8.2%	Berkshire Hathaway	7.1%
Comcast	6.9	Liberty Media	6.1
Washington Mutual	6.6	Caesars Entertainment	5.4
Berkshire Hathaway	6.2	Comcast	5.2
Countrywide Financial	4.9	Host Marriott	4.1
Caesars Entertainment	4.8	Citizens Communications	4.1
Citizens Communications	4.7	Washington Post	3.8
Host Marriott	3.9	Countrywide Financial	3.7
Washington Post	3.9	Washington Mutual	3.5
Hilton Hotels	3.6	GreenPoint Financial	3.1

	53.7		46.1

Other	33.2	Other	27.6
Cash and Reserves	13.1	Cash and Reserves	26.3

	100.0%		100.0%

Observations:

(1)

Nine of the companies on the list at the beginning of the year were still there at year end. While some of these stocks performed much better than others, we trimmed our positions in some of the better performers and added to many of the laggards so that their position sizes would reflect our assessment of each stock’s risk/reward profile.

(2)

We trimmed our holdings considerably in both the top ten and the smaller holdings (down by 7.6% and 5.6% of the portfolio, respectively). Generally, we were selling shares of companies we still liked, but which were getting more expensive. In a few cases, we were disposing of disappointments or responding to takeover bids.

(3)

Our cash and reserve position rose from roughly 13% to 26% of the portfolio because we did not find enough attractive new stocks to replace the ones we sold. We do not consider this increase in cash a “market timing” move, it simply reflects the fact that Treasury Bills seem to us to be more attractive investments today, on a risk-adjusted basis, than most stocks. (Given the microscopic yields on T-Bills, this does betray our dim view of most stocks at today’s prices.)

Largest Net Purchases and Sales in Year Ended 3/31/04

Net Purchases ($mil)		Net Sales ($mil)

Freddie Mac	$67.9	Safeway	$81.6
Fannie Mae	38.0	Countrywide Financial	78.2
First Health	17.0	Washington Mutual	67.2
Lab Corp	15.5	Westar Energy	59.4
Triad Hospitals	13.9	USBancorp	54.3
Berkshire Hathaway	7.0	Interpublic Group	43.3
Costco	5.9	Alltel Corp	39.3
Republic Services	3.9	Hilton Hotels	37.7
Harrah’s	2.0	Host Marriott	35.8
Papa John’s Int’l	0.5	Caesars Entertainment	33.5

	$171.6		$530.3

Observations:

(1)

Given the strong market environment over the course of the past twelve months, we probably would have been better off buying more and selling less. However, our valuation discipline forced us to be net sellers most of the year.

(2)	Net cash flows from shareholders were modestly negative during the fiscal year, so the increase in cash and reserves was due entirely to net sales of portfolio holdings.

Largest Net Contributions to Investment Results in Year Ended 3/31/04

Positive ($mil)		Negative ($mil)

Caesars Entertainment	$88	Insight Communications	$(6)
Countrywide Financial	80
Host Marriott	71
Charter (stock + bonds)	68
Berkshire Hathaway (A+B)	65
Telephone & Data Systems	38
Redwood Trust	34
GreenPoint Financial	33
Hilton Hotels	31
Citizens Communications	29

	$537

Gross Portfolio Gains	$851

Observations:

(1)

Only one stock in the portfolio was down for the year. This is probably more a tribute to a broadly rising market than good stock picking. In fact, we may never again fail to fill a “ten biggest losers” list.

(2)

This list is based on dollar amount of contribution. A place on the list reflects both percentage change in the stock price and the size of the position. For example, while Redwood Trust’s total return for the year was more than twice that of Berkshire Hathaway, Berkshire is higher on the list because we owned so much more of it. The ten largest contributors accounted for roughly 63% of our gross total return of $851 million.

(3)

Some of our largest profits have come from stocks of companies that have struggled. We have discussed all of these stocks in past letters, and readers with good memories will recall that most of the big contributors on this list have caused us some heartburn in the past. The moral of the story is that patience and courage in doubling up on good values that get cheaper after we buy them has contributed significantly to our long-term results.

Outlook

          Four years ago when investors were obsessed with tech and telecom stocks, there were at least a few neglected sectors, like banks and real estate investment trusts that offered good value. Today, although the valuation excesses are less extreme, the general level of stock prices has risen to the point where we are having trouble keeping our favorite stocks, much less finding good new investment ideas.

          Stocks compete with bonds for investment capital, so when interest rates decline, it is logical that stocks would sell at higher valuations. However, if rates are artificially and temporarily low, the excuse for paying up for stocks will melt away when rates return to more normal levels.

          On the other hand, we are not making a market timing call based on our reading of the economic and political tea leaves. There are plenty of things to worry about—trade and budget deficits, elections, terrorism, wars, derivatives, and leveraged speculation in the bond and mortgage markets. However, we would not make any investments that depended on correct predictions in any of these areas. What we do expect is that periodic surprises will continue to make markets very volatile.

          Fortunately, we don’t need to know which problems will arise, or when, because most will have little or no impact on our long-term (multi-year) investment results. What will be important is whether we can take advantage of the resulting volatility and buy cheap stocks when others are fearful and have the patience to wait for high-probability opportunities when investors are overly-optimistic (like now).

          I hope you will join us for our annual shareholder information meeting on Tuesday, May 25. There will be no official business to conduct, so we can spend the whole time answering your questions about investments.

Sincerely,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

Shareholder Information Meeting Please Mark Your Calendars—Our Annual Shareholder Information Meeting will be held on May 25th at the Scott Conference Center at 4:30 p.m.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities
March 31, 2004

Shares		Cost	Value

	COMMON STOCKS — 73.4%
	Banking — 7.7%
2,100,000	GreenPoint Financial Corp. (a)	$26,750,596	$91,791,000
1,100,000	U.S. Bancorp	15,930,353	30,415,000
2,400,000	Washington Mutual, Inc.	51,010,319	102,504,000

		93,691,268	224,710,000

	Cable Television — 8.5%
8,167,995	Adelphia Communications Corp. CL A* #	1,514,658	6,779,436
12,627,600	Charter Communications, Inc., CL A*	106,936,487	59,475,996
5,435,400	Comcast Corp. - Special CL A*	134,349,001	151,538,952
3,150,000	Insight Communications Co.*	55,263,131	31,500,000

		298,063,277	249,294,384

	Consumer Products and Services — 1.3%
150,000	Republic Services, Inc.	3,871,745	4,060,500
4,200,000	Six Flags, Inc.*	58,339,405	32,970,000

		62,211,150	37,030,500

	Financial Services — 11.7%
1,100	Berkshire Hathaway, Inc. CL A*	64,076,393	102,630,000
34,000	Berkshire Hathaway, Inc. CL B*	65,703,098	105,774,340
759,500	Fannie Mae	51,197,230	56,468,825
1,350,000	Freddie Mac	68,458,166	79,731,000
1,486,500	Imperial Credit Industries, Inc.*	3,716	3,716

		249,438,603	344,607,881

	Health Care — 1.9%
900,000	First Health Group Corp.*	17,040,570	19,674,000
519,800	Laboratory Corporation of America Holdings*	15,543,329	20,402,150
470,000	Triad Hospitals, Inc.*	13,850,513	14,485,400

		46,434,412	54,561,550

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares		Cost	Value

	Information Services — 0.0%
130,409	Intelligent Systems Corp.*	$122,348	$293,420

	Lodging and Gaming — 9.7%
12,261,000	Caesars Entertainment, Inc.*	114,219,356	159,883,440
1,324,500	Extended Stay America, Inc.	8,152,780	25,655,565
490,000	Harrah’s Entertainment, Inc.	16,283,825	26,896,100
4,460,000	Hilton Hotels Corp.	35,738,604	72,475,000

		174,394,565	284,910,105

	Media and Entertainment — 10.0%
114,800	Daily Journal Corp.* †	2,952,881	4,133,948
16,300,000	Liberty Media Corp. - A*	189,398,776	178,485,000
125,000	Washington Post Co. CL B	63,730,250	110,551,250

		256,081,907	293,170,198

	Mortgage Banking — 3.7%
1,133,333	Countrywide Financial Corp.	20,325,846	108,686,635

	Printing Services — 0.7%
4,359,000	Mail-Well, Inc.* †	21,940,318	19,484,730

	Real Estate and Construction — 0.7%
360,000	Forest City Enterprises, Inc. CL A	4,967,872	19,386,000

	Real Estate Investment Trusts — 6.1%
9,500,000	Host Marriott Corp.*	78,870,440	121,410,000
104,675	Medical Office Properties, Inc.#	2,088,266	1,657,005
910,000	Redwood Trust, Inc.	17,260,367	56,574,700

		98,219,073	179,641,705

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares		Cost	Value

	Restaurants — 0.3%
300,090	Papa John’s International, Inc.*	$7,047,150	$10,155,046

	Retail — 0.5%
200,000	Costco Wholesale Corp.* (a)	5,857,160	7,512,000
413,200	Safeway, Inc.*	6,880,243	8,503,656

		12,737,403	16,015,656

	Telecommunications — 10.6%
700,000	Alltel Corp.	36,451,471	34,923,000
9,200,000	Citizens Communications Co.*	109,629,914	119,048,000
18,578,000	Qwest Communications International, Inc.*	226,092,483	80,071,180
1,100,000	Telephone and Data Systems, Inc.	69,159,534	77,957,000

		441,333,402	311,999,180

	Total Common Stocks	1,787,008,594	2,153,946,990

Principal amount or shares

	CORPORATE BONDS — 0.3%
$ 5,000,000	Charter Communications, Inc. 10.75% 10/01/09	3,518,702	4,400,000
5,000,000	Charter Communications, Inc. 0.0% 4/01/11 (b)	4,262,191	4,162,500

	Total Corporate Bonds	7,780,893	8,562,500

	U.S. GOVERNMENT AND AGENCY SECURITIES — 3.5%
40,000,000	Federal Home Loan Bank 3.625% 10/15/04	39,887,862	40,544,280
60,000,000	Federal Home Loan Bank 4.125% 11/15/04	59,908,327	61,117,740
2,500,000	Federal Home Loan Bank 6.44% 11/28/05	2,500,760	2,700,075

	Total U.S. Government and Agency Securities	102,296,949	104,362,095

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Principal amount or shares		Cost	Value

	SHORT-TERM SECURITIES — 22.7%
$ 51,631,197	Milestone Treasury Obligations Portfolio	$51,631,197	$51,631,197
48,140,816	Wells Fargo Government Money Market Fund	48,140,816	48,140,816
567,000,000	U.S. Treasury Bills, 0.866% to 0.958%, due 4/15/04 to 7/08/04 (c)	566,220,123	566,237,052

	Total Short-Term Securities	665,992,136	666,009,065

	Total Investments in Securities	$2,563,078,572	2,932,880,650

	Covered Call Options Written — 0.0%		(637,500)
	Other Assets Less Liabilities — 0.1%		3,811,315

	Net Assets — 100%		$2,936,054,465

	Net Asset Value Per Share		$22.52

Shares subject to option		Expiration date/ Strike price	Value

	COVERED CALL OPTIONS WRITTEN*
200,000	Costco Wholesale Corp.	April 2004/$35	$(520,000)
100,000	GreenPoint Financial Corp.	July 2004/$45	(117,500)

	Total Call Options Written (premiums received $832,531)		$(637,500)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid security

(a)	Fully or partially pledged as collateral on outstanding written options.

(b)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate disclosed represents rate as of March 31,2004.

(c)	Interest rates presented for treasury bills based upon yield to maturity rate(s) at date(s) of purchase.

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Statement of Assets and Liabilities
March 31, 2004

Assets:
Investments in securities, at value:
Unaffiliated issuers (cost $2,538,185,373)	$2,909,261,972
Non-controlled affiliates (cost $24,893,199)	23,618,678	$2,932,880,650

Accrued interest and dividends receivable		3,653,193
Receivable for securities sold		3,335,444
Receivable for fund shares sold		619,806
Other		10,495

Total assets		2,940,499,588

Liabilities:
Due to adviser		2,705,063
Covered call options written, at value (proceeds received $832,531)		637,500
Payable for securities purchased		694,365
Payable for fund shares redeemed		28,122
Other expenses		380,073

Total liabilities		4,445,123

Net assets applicable to outstanding capital stock		$2,936,054,465

Analysis of net assets:
Paid-in capital		$2,549,675,866
Accumulated undistributed net investment income		4,205,735
Accumulated net realized gain		12,175,755
Net unrealized appreciation of investments		369,997,109

Total net assets applicable to shares outstanding		$2,936,054,465

Net asset value, offering and redemption price per share of outstanding capital stock (130,385,156 shares outstanding)		$22.52

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Statement of Operations
Year ended March 31, 2004

Investment income:
Dividends		$22,717,808
Interest		12,034,927

Total investment income		34,752,735

Expenses:
Investment advisory fee		26,834,018
Administrative fee		2,517,799
Custodial fees		63,223
Directors fees		54,493
Other expenses		1,034,909

Total expenses		30,504,442

Net investment income		4,248,293

Realized and unrealized gain on investments:
Net realized gain on securities (including net loss of $3,941,859 from non-controlled affiliates)	$56,184,036
Net realized gain on options written	1,791,924

Net realized gain		57,975,960
Net unrealized appreciation of investments (including net appreciation of $17,037,621 from non-controlled affiliates)		760,926,699

Net realized and unrealized gain on investments		818,902,659

Net increase in net assets resulting from operations		$823,150,952

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Statements of Changes in Net Assets

	Year ended March 31,
	2004	2003

Increase (decrease) in net assets:
From operations:
Net investment income	$4,248,293	$8,634,236
Net realized gain (loss)	57,975,960	(45,776,118)
Net unrealized appreciation (depreciation)	760,926,699	(592,978,316)

Net increase (decrease) in net assets resulting from operations	823,150,952	(630,120,198)

Distributions to shareholders from:
Net investment income	(2,660,926)	(6,851,523)
Net realized gains	—	(18,670,718)

Total distributions	(2,660,926)	(25,522,241)

Capital share transactions:
Proceeds from sales	527,744,065	601,952,916
Payments for redemptions	(618,217,757)	(903,310,447)
Reinvestment of distributions	2,453,251	23,706,802

Total decrease from capital share transactions	(88,020,441)	(277,650,729)

Total increase (decrease) in net assets	732,469,585	(933,293,168)

Net assets:
Beginning of period	2,203,584,880	3,136,878,048

End of period (including undistributed net investment income of $4,205,735 and $2,618,368, respectively)	$2,936,054,465	$2,203,584,880

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Financial Highlights

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

	Year ended March 31,				Three months ended March 31, 2000**	Year ended December 31, 1999

	2004	2003	2002	2001

Net asset value, beginning of period	$16.41	$20.79	$21.27	$18.75	$20.02	$17.68

Income (loss) from investment operations:
Net investment income	0.03	0.06	0.13	0.31	0.08	0.21
Net gain (loss) on securities (realized and unrealized)	6.10	(4.27)	(0.14)	3.67	(0.43)	3.42

Total from investment operations	6.13	(4.21)	(0.01)	3.98	(0.35)	3.63

Less distributions:
Dividends from net investment income	(0.02)	(0.05)	(0.21)	(0.30)	(0.20)	(0.05)
Distributions from realized gains	—	(0.12)	(0.26)	(1.16)	(0.72)	(1.24)

Total distributions	(0.02)	(0.17)	(0.47)	(1.46)	(0.92)	(1.29)

Net asset value, end of period	$22.52	$16.41	$20.79	$21.27	$18.75	$20.02

Total return	37.4%	(20.3%)	(0.1%)	21.9%	(1.8%)†	22.1%

Ratios/supplemental data:
Net assets, end of period ($000)	2,936,054	2,203,585	3,136,878	2,394,547	1,241,628	1,143,374
Ratio of expenses to average net assets	1.13%	1.10%	1.08%	1.13%	1.19%*	1.24%
Ratio of net investment income to average net assets	0.16%	0.35%	0.69%	1.77%	1.77%*	1.57%
Portfolio turnover rate	11%	20%	10%	29%	5%†	29%

*	Annualized

†	Not Annualized

**	The Fund changed its fiscal year end from December 31 to March 31, in this period.

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Notes to Financial Statements
March 31, 2004

(1)	Organization

Weitz Partners, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end management investment company. At present, there is only one series authorized by the Company, the Partners Value Fund (the “Fund”). The accompanying financial statements present the financial position and results of operations of the Fund.

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

On March 26, 2004, the shareholders of the Fund approved the reorganization of the Fund with and into a new series of The Weitz Funds, a Delaware statutory trust (the “Trust”), effective April 1, 2004.  The new series of the Trust has the same name, investment objective and investment policies of the Fund.

(2)	Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States for the investment company industry.

(a) Valuation of Investments

Investments are carried at value determined using the following valuation methods:

•

Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange are valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price.  In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

• Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•

The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•

The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•

The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund’s Board of Directors.

(b)	Option Transactions

The Fund may purchase put or call options. When the Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Fund may write put or call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Fund attempts to limit market risk and enhance its income by writing (selling) covered call options. The risk in writing a covered call option is that the Fund gives up the opportunity of profit if the market price of the financial instrument increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that the Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c)	Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(d)	Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the issue sold.

	(e)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

	(f)	Securities Sold Short

The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3)	Related Party Transactions

The Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is being paid a monthly fee. The annual investment advisory fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSETS
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. Prior to August 1, 2003, the annual administrative fee schedule for the Fund was as follows:

AVERAGE DAILY NET ASSETS
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

Effective August 1, 2003, the annual administrative fee for average daily net assets greater than $100,000,000 is 0.100%. The breakpoint for average daily net assets greater than $500,000,000 has been eliminated. All other administrative fee rates in the above table are still applicable.

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average daily net assets. The expenses incurred by the Fund did not exceed the percentage limitation during the year ended March 31, 2004.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of the Fund’s shares.

(4)	Capital Stock

The Company is authorized to issue a total of one billion shares of common stock with a par value of $.00001 per share. Three hundred million of these shares have been authorized by the Board of Directors to be issued by the Fund. The Board of Directors may authorize additional shares in series without shareholder approval. Each share of stock has a pro rata interest in the assets of the Fund to which the stock of that series relates and has no other interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Year Ended March 31,
	2004	2003

Transactions in shares:
Shares issued	26,439,128	34,123,381
Shares redeemed	(30,449,042)	(52,087,703)
Reinvested dividends	126,652	1,365,600

Net decrease	(3,883,262)	(16,598,722)

(5)	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Fund are summarized as follows:

	Year Ended March 31,

	2004	2003

Ordinary income	$2,660,926	$8,374,407
Long-term capital gains	—	17,147,834

Total Distributions	$2,660,926	$25,522,241

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,205,735
Undistributed long-term gains	12,193,431
Unrealized appreciation	369,979,433

$386,378,599

During the fiscal year, the Fund utilized capital loss carryforwards of $43,524,372 to offset realized capital gains. The difference between book basis and tax basis unrealized appreciation and net realized gain is attributed to the deferral of loss on wash sales.

(6)	Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $242,363,329 and $815,401,705, respectively. The cost of investments for Federal income tax purposes is $2,563,096,247. At March 31, 2004, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $627,834,231 and $258,049,828 respectively.

	(a)	Illiquid Securities

The Fund owns certain securities which have a limited trading market or certain restrictions on trading and therefore may be illiquid.  Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed. These differences could be material. Illiquid securities owned at March 31, 2004, include the following:

Cost

Adelphia Communications Corp. CL A	$1,514,658
Medical Office Properties, Inc.	2,088,266

Total illiquid securities	$3,602,924

The total value of these securities at March 31, 2004, was $8,436,441, representing 0.3% of the Fund’s net assets.

(b)	Options Written

Transactions relating to options written are summarized as follows:

	Year ended March 31, 2004

	Number of Contracts	Premiums

Options outstanding, beginning of period	10,000	$1,726,623
Options written, during the period	21,000	4,236,979
Options exercised, during the period	(18,000)	(3,339,147)
Options expired, during the period	(10,000)	(1,791,924)

Options outstanding, end of period	3,000	$832,531

(7)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

Name of Issuer	Number of Shares Held March 31, 2003	Gross Additions	Gross Reductions	Number of Shares Held March 31, 2004	Value March 31, 2004	Dividend Income	Realized Gains/(Losses)

Daily Journal Corp.	114,800	—	—	114,800	$4,133,948	$—	$—
Mail-Well, Inc.	4,127,200	680,000	(448,200)	4,359,000	19,484,730	—	(3,941,859)
Redwood Trust, Inc.*	914,152	—	(4,152)	910,000	56,574,700	4,879,690	2,264,663

Totals					$80,193,378	$4,879,690	$(1,677,196)

*	Company was considered a non-controlled affiliate at March 31,2003, but as of March 31, 2004 they are no longer a non-controlled affiliate.

While Insight Communications, Inc. (“Insight”), is not an affiliate of the Fund for purposes of the Investment Company Act of 1940, the Fund owns 6.2% of the Class A shares of Insight which are included in the beneficial ownership of Insight reported by the Adviser on Schedule 13G filed in accordance with the requirements of Section 13(d) of the Securities Exchange Act of 1934.

(8)	Contingencies and Commitments

The Fund indemnifies the Company’s officers and directors for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(9)	Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc., to the Partners Value Fund of the Weitz Partners, Inc.  and to the Balanced Fund of the Weitz Funds (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2004 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund, the Partners Value Fund and/or the Balanced Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of the
Partners Value Fund of Weitz Partners, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Partners Value Fund of Weitz Partners, Inc. (the “Fund”) as of March 31, 2004, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights presented herein for each of the respective years ended March 31, 2003 were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes and financial highlights in their report dated April 18, 2003.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Partners Value Fund of Weitz Partners, Inc. as of March 31, 2004, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

Cincinnati, Ohio
April 27, 2004

INFORMATION ABOUT THE DIRECTORS/TRUSTEES
AND OFFICERS OF THE WEITZ FUNDS
(Unaudited)

The individuals listed below serve as directors/trustees or officers of Weitz Series Fund, Inc., Weitz Partners, Inc. and The Weitz Funds (the “Weitz Funds”). Each director/trustee of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each officer of the Weitz Funds is elected annually by the Board of Directors/Trustees.

The address of all officers and directors/trustees is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

Interested Directors/Trustees*

Wallace R. Weitz (54)
Position(s) Held with Fund: President; Treasurer;
   Portfolio Manager
Length of Service (Beginning Date): Weitz Series
   Fund, Inc. (and predecessor Weitz Value Fund) –
   January, 1986, Weitz Partners, Inc. – July, 1993, The
   Weitz Funds – August 2003
Principal Occupation(s) During Past 5 Years: President,
   Wallace R. Weitz & Company, Weitz Series Fund,
   Inc., Weitz Partners, Inc., The Weitz Funds
Number of Portfolios Overseen: 6
Other Directorships: N/A

Thomas R. Pansing, Jr. (59)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
   Inc. (and predecessor Weitz Value Fund) – January,
   1986, Weitz Partners, Inc. – July, 1993, The Weitz
   Funds – August 2003
Principal Occupation(s) During Past 5 Years: Partner,
   Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen: 6
Other Directorships: N/A

*

Mr. Weitz is a director and officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is classified as an “interested director”.  Mr. Pansing performs certain legal services for the investment adviser and the Weitz Funds and, therefore, is also classified as an “interested director”.

Independent Directors/Trustees

Lorraine Chang (53)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
   Inc. and Weitz Partners, Inc. – June, 1997, The
   Weitz Funds – August 2003
Principal Occupation(s) During Past 5 Years: Partner,
   The Public Strategies Group, a management
   consulting firm, 1999-Present; Independent
   Consultant 1995-1999
Number of Portfolios Overseen: 6
Other Directorships: N/A

John W. Hancock (56)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
   Inc. (and predecessor Weitz Value Fund) – January,
   1986, Weitz Partners, Inc. – July, 1993, The Weitz
   Funds – August 2003
Principal Occupation(s) During Past 5 Years: Partner,
   Hancock & Dana, an accounting firm
Number of Portfolios Overseen: 6
Other Directorships: N/A

Richard D. Holland (82)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
   Inc. and Weitz Partners, Inc. – June, 1995, The
   Weitz Funds – August 2003
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen: 6
Other Directorships: N/A

Delmer L. Toebben (73)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
   Inc. and Weitz Partners, Inc. – July, 1996, The Weitz
   Funds – August 2003
Principal Occupation(s) During Past 5 Years: Retired,
   1999-Present; President, Curzon Advertising &
   Display, Inc. 1977-1999
Number of Portfolios Overseen: 6
Other Directorships: N/A

Officers

Mary K. Beerling (63)
Position(s) Held with Fund: Vice President and
   Secretary
Length of Service (Beginning Date): July, 1994
Principal Occupation(s) During Past 5 Years:
   Vice President, Wallace R. Weitz & Company,
   Weitz Series Fund, Inc., Weitz Partners, Inc., The
   Weitz Funds

Kenneth R. Stoll (42)
Position(s) Held with Fund:  Vice President
Length of Service (Beginning Date): April, 2004
Principal Occupation(s) During Past 5 Years:
   Chief Operating Officer, Wallace R. Weitz &
   Company And Vice President, The Weitz Funds,
   April, 2004-Present; Partner, PricewaterhouseCoopers
   LLP, 1999-2004; Partner, McGladrey & Pullen, LLP,
   1983-1999

The Statement of Additional Information for Weitz Series Fund, Inc., Weitz Partners, Inc. and The Weitz Funds, which can be obtained without charge by calling 800-232-4161, includes additional information about the Board of Directors/Trustees and Officers of the Weitz Funds.

PROXY VOTING POLICIES AND PROCEDURES
(Unaudited)

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745 or (ii) on the SEC’s website.

CHANGE OF INDEPENDENT AUDITORS
(Unaudited)

An audit partner from PricewaterhouseCoopers LLP (PwC) accepted a position as chief operating officer of Wallace R. Weitz & Company. Since this partner had previously served the Fund within the last year as lead audit partner, PwC was no longer considered to be independent of the Fund and therefore resigned as the Fund’s independent auditors on March 8, 2004.

The reports of PwC on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through March 8, 2004, there were no disagreements with PwC on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of disagreement in connection with its report.

On March 25, 2004, the Audit Committee of the Board of Directors, on behalf of the Fund, engaged Ernst & Young LLP as its independent auditors.

OTHER INFORMATION
(Unaudited)

For the fiscal year ended March 31, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,660,926 represents the amount that may be considered qualified dividend income. For corporate shareholders, $4,440,017 of the distributions paid during the fiscal year qualifies for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ended December 31, 2003, which was reported in conjunction with your 2003 Form 1099-DIV.

SHAREHOLDER VOTE
(Unaudited)

On March 5, 2004, a special meeting of the shareholders of the Partners Value Fund (“Fund”), which meeting was adjourned and reconvened on March 26, 2004, was held for the purpose of asking shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated January 15, 2004:

Proposal 1: To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Fund to a newly formed series also called the Partners Value Fund (the “New Fund”) of The Weitz Funds, a Delaware statutory trust (the “New Trust”), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Fund; and (b) the distribution to Fund shareholders of such New Fund’s shares.

Affirmative	Against	Abstain
89,862,934	1,347,791	1,295,376

Proposal 2.1: To amend the fundamental investment restriction regarding underwriting securities.
Affirmative	Against	Abstain
88,855,670	2,383,299	1,267,132

Proposal 2.2: To amend the fundamental investment restriction regarding investments in real estate.
Affirmative	Against	Abstain
89,230,711	2,095,522	1,179,869

Proposal 2.3: To amend the fundamental investment restriction regarding investments in commodities.
Affirmative	Against	Abstain
88,081,620	3,088,895	1,335,586

Proposal 2.4: To amend the fundamental investment restriction regarding issuing senior securities.
Affirmative	Against	Abstain
88,579,259	2,502,115	1,424,728

Proposal 2.5: To amend the fundamental investment restriction regarding making loans.
Affirmative	Against	Abstain
88,010,672	3,198,250	1,297,179

Proposal 2.6: To amend the fundamental investment restriction regarding borrowing.
Affirmative	Against	Abstain
87,720,723	3,346,134	1,439,244

Proposal 2.7: To eliminate the fundamental investment restriction regarding purchasing securities on margin.
Affirmative	Against	Abstain
87,342,664	3,916,031	1,247,407

Proposal 2.8: To eliminate the fundamental investment restriction regarding participation in securities trading accounts.
Affirmative	Against	Abstain
87,893,526	3,106,088	1,506,487

Proposal 2.9: To eliminate the fundamental investment restriction regarding investments for exercising control over an issuer.
Affirmative	Against	Abstain
88,688,562	2,450,169	1,367,371

Proposal 2.10: To amend the fundamental investment restriction regarding industry concentration.
Affirmative	Against	Abstain
88,899,506	2,292,306	1,314,290

Proposal 2.11: To amend the fundamental investment restriction regarding diversification.
Affirmative	Against	Abstain
89,139,966	2,091,314	1,274,822

Proposal 2.12: To eliminate the fundamental investment restriction regarding investment objectives and strategies.
Affirmative	Against	Abstain
87,023,928	4,101,357	1,380,817

Board of Directors
     Lorraine Chang
     John W. Hancock
     Richard D. Holland
     Thomas R. Pansing, Jr.
     Delmer L. Toebben
     Wallace R. Weitz

Officers
     Wallace R. Weitz, President
     Mary K. Beerling, Vice President & Secretary
     Kenneth R. Stoll, Vice President

Investment Adviser
     Wallace R. Weitz &  Company

Distributor
     Weitz Securities, Inc.

Custodian
     Wells Fargo Bank Minnesota,
     National Association

Transfer Agent and Dividend Paying Agent
     Wallace R. Weitz & Company

Sub-Transfer Agent
     Boston Financial Data Services, Inc.

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Fund before investing. The Fund’s Prospectus contains this and other information about the Fund. A current Prospectus is available at www.weitzfunds.com or by calling 800-232-4161.

5/5/04